INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15 - INCOME TAXES

The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $14.3 million at December 31, 2011, expiring through the year 2031. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts.

The table below summarizes the differences between the Company's effective tax rate and the statutory federal rate as follows for the period from February 10, 2010 (inception) to December 31, 2010 and for the year ended December 31, 2011:

	December 31, 2011	December 31, 2010
Tax benefit computed at "expected" statutory rate	$(8,349,698)	$(687,649)
State income taxes, net of benefit	(888,317)	(135,275)
Permanent differences :
Stock based compensation and consulting	1,138,076	30,600
Derivative expense	1,767,390	-
Gain from change in fair value of derivative liability	(2,346,954)	-
Amortization of debt discount, deferred financing cost, and other non-cash interest	1,857,593	-
Stock based settlement expense	1,618,910	-

Increase in valuation allowance	5,203,000	792,324
Net income tax benefit	$-	$-

The table below summarizes the differences between the Company's effective tax rate and the statutory federal rate as follows for the period from February 10, 2010 (inception) to December 31, 2010 and for the year ended December 31, 2011:

	December 31, 2011	December 31, 2010

Computed "expected" tax expense (benefit)	(34.0)%	(34.0)%
State income taxes	(7.0)%	(7.0)%
Permanent differences	18.0%	2%
Change in valuation allowance	23.0%	39.0%

Effective tax rate	0.0%	0.0%

The Company has a deferred tax asset which is summarized as follows at December 31, 2011 and 2010:

Deferred tax assets:
	December 31, 2011	December 31, 2010
Net operating loss carryover	$5,589,059	$654,632
Stock based compensation	406,265	137,692
Less: valuation allowance	(5,995,324)	(792,324)
Net deferred tax asset	$-	$-

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2011, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by $5,203,000.